                                                                    EXHIBIT 5.5

                                                                  EXECUTION COPY


                             RSL COMMUNICATIONS PLC

                       $100,000,000 Senior Notes due 2010
                      (U)100,000,000 Senior Notes due 2010

                        Each Guaranteed as to payment of
                            Principal and Interest by

                            RSL COMMUNICATIONS, LTD.

                  --------------------------------------------

                   Exchange and Registration Rights Agreement

                  --------------------------------------------



                                                              February 22, 2000

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.
  As representatives of the several Purchasers
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10005

Ladies and Gentlemen:

         RSL Communications PLC, a United Kingdom corporation (the "Issuer"), proposes to issue and sell to the Purchasers (as defined herein) an aggregate of $100,000,000 principal amount at maturity of its 12 7/8% Senior Notes due 2010 (the "Dollar Notes") and (U)100,000,000 principal amount at maturity of its 12 7/8% Senior Notes due 2010 (the "Euro Notes", and together with the Dollar Notes, the "Notes"). The Dollar Notes and the Euro Notes will each be unconditionally guaranteed as to payment of principal, interest and any other amounts due thereon by RSL Communications, Ltd. (the "Parent Guarantor"), a Bermuda Corporation, and RSL COM U.S.A., Inc., a Delaware Corporation (the "Subsidiary Guarantor", and together with the Parent Guarantor, the "Guarantors"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Issuer and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. Definitions.

         For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

         "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indentures, without giving effect to the provisions of this Agreement.

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Closing Date" shall mean February 22, 2000.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1935, or any successor thereto, as the same shall be amended from time to time.

         "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Registration" shall have the meaning assigned thereto in
Section 3(d) hereof.

         "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Securities" shall have the meaning assigned thereto in
Section 2(a) hereof.

         The term "holder" shall mean any Purchaser and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

         "Indentures" shall mean the Indenture governing the Dollar Notes and the Indenture governing the Euro Notes, each dated as of February 22, 2000, and each between the Issuer, the Guarantor and The Chase Manhattan Bank, as Trustee (the "Trustee"), as both shall be amended from time to time.

         The term "person" shall mean a corporation, association, partnership, organization, business, limited liability company, individual, government or political subdivision thereof or governmental agency.

         "Purchase Agreement" shall mean the Purchase Agreement, dated February 15, 2000 between the Purchasers, the Issuer and the Guarantors relating to the Securities.

         "Purchasers" means the purchasers named in Schedule I to the Purchase Agreement.

         "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
Section 2(a) (provided that any Exchange Security received by a broker-dealer in an Exchange Offer in exchange for a Registrable Security that was not acquired by the broker-dealer directly from the Issuer will also be a Registrable Security through and including the earlier of the 90th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Security); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 155 (or any successor provision) under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indentures; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 155; or (v) such Security shall cease to be outstanding.

         "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 5 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 505, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of a distribution (within the meaning of the Securities Act) of the Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer.

         "Rule 155," "Rule 505" and "Rule 515" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Securities" shall mean the Notes to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indentures. Each security will be unconditionally guaranteed as to payment of principal, interest and any other amounts due thereon by the Guarantor, as provided by the Indentures under which the Notes will be issued (the "Notes Guarantees"). Unless the context otherwise requires, any reference herein to

         "Security," or "Exchange Security" or a "Registrable Security" shall include a reference to the related Notes Guarantees.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Special Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         2. Registration Under the Securities Act.

         (a) Except as set forth in Section 2(b) below, the Issuer agrees to file under the Securities Act and use its reasonable best efforts to cause to be declared effective, a registration statement relating to an offer to exchange any and all of the Dollar Notes and an offer to exchange any and all of the Euro Notes (such registration statement, the "Exchange Registration Statement", and such offers, the "Exchange Offers" and each individually, an "Exchange Offer") for a like aggregate principal dollar or euro amount, as applicable, of debt securities issued by the Issuer and guaranteed by the Guarantor, which debt securities and guarantees are substantially identical to the Securities (and are entitled to the benefits of trust indentures which are substantially identical to the Indentures or are the Indentures, and which have each been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain registration rights, transfer restrictions and provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Securities"). The Issuer agrees to use its reasonable best efforts to cause the Exchange Registration Statement to become effective under the Securities Act and to consummate each Exchange Offer as soon as practicable, but no later than 210 days after the Closing Date. The Exchange Offers will be registered under the Securities Act on the appropriate form required by the Commission and will comply with all applicable tender offer rules and regulations under the Exchange Act and all applicable federal and state securities laws. The Issuer further agrees to use its reasonable best efforts to hold each Exchange Offer open for at least 30 days and issue Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of each Exchange Offer. Each Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by broker-dealers of Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities other than those acquired by the broker-dealer directly from the Issuer) and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. Each Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Issuer having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to such Exchange Offer and (ii) the Issuer having exchanged, pursuant to such Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of such Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Issuer agrees (x) to include in the Exchange Registration Statement a prospectus for use in connection with any resales of Exchange Securities by a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer, and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offers and ending upon the earlier of (x) the expiration of the 90th day after the Exchange Offers have been completed and (y) such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registerable Securities not acquired by it directly from the Issuer shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

         (b) If prior to the time the Exchange Offers are completed existing Commission interpretations are changed such that the debt securities or any related guarantees received by holders other than Restricted Holders in the Exchange Offers for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by broker-dealers of Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities other than those acquired by the broker-dealer directly from the Issuer) in lieu of conducting the Exchange Offers contemplated by Section 2(a), the Issuer shall file under the Securities Act and use its reasonable best efforts to cause to be declared effective a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 515 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"), provided, however, if the Issuer determines that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction, and the Board of Directors of the Issuer shall have determined in good faith that such disclosure would not be in the best interests of the Issuer and its stockholders, the Issuer shall not be required to prepare and file such amendment, supplement or document for such period or periods as the Board of Directors of the Issuer shall have determined in good faith is in the best interests of the Issuer and shall be entitled to suspend the availability of the Shelf Registration Statement, provided further, however that such period or periods of suspension shall not exceed 90 days in the aggregate in any consecutive 365-day period. In addition, in the event that the Purchasers shall not have resold all of the Securities initially purchased by them from the Issuer pursuant to the Purchase Agreement, prior to the consummation of the Exchange Offers, the Issuer shall file under the Securities Act as soon as practicable a Shelf

Registration Statement, which if permitted by the Commission may be by way of a post-effective amendment to the Exchange Registration Statement. The Issuer agrees to use its best efforts to cause the Shelf Registration Statement to become or be declared effective no later than 210 days after the Closing Date and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of (x) the second anniversary of the Closing Date and (y) such time as there are no longer any Registrable Securities outstanding. The Issuer further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or rules and regulations promulgated thereunder for a shelf registration, and the Issuer agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment to such registration statement prior to its being used or promptly following its filing with the Commission. Attached as Exhibit A hereto is a form of Notice of Registration Statement and Selling Securityholder Questionnaire to be completed by holders in connection with a Shelf Registration of the Dollar Notes pursuant to this Section 2(b).

         (c) In the event that (i) either Exchange Offer has not been completed, or a Shelf Registration Statement has not been declared effective, within 210 days after the Closing Date or (ii) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter, prior to the time such Exchange Registration Statement or Shelf Registration Statement is no longer required to be effective pursuant to Section 2(a) or 2(b) hereof, as the case may be, either be withdrawn by the Issuer or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) and (ii), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at a per annum rate of 0.50% for the Registration Default Period. The Special Interest shall be payable in cash semi-annually in arrears on each March 1 and September 1. Special Interest, if any, shall be computed on the basis of a 360 day year of twelve 30-day months and the number of days actually elapsed.

         (d) The Issuer and the Guarantor shall take all actions reasonably necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated.

         (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         3. Registration Procedures.

         (a) (i) In connection with the Exchange Offers, the Issuer shall comply with all of the provisions of Section 3(d) and Section 3(e) below, shall use its reasonable best efforts to effect such exchanges to permit the sale of Registrable Securities being sold in accordance with the intended method or methods of distribution thereof, and, prior to effectiveness of the Exchange Offer Registration Statement, shall, if required by the

Commission, provide a supplemental letter to the Commission (A) stating that the Issuer is registering the Exchange Offers in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13,
1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) and (B) including a representation that the Issuer has not entered into any arrangement or understanding with any person to distribute the Exchange Securities to be received in the Exchange Offers and that, to the best of the Issuer's information and belief, each holder participating in the Exchange Offers is acquiring the Exchange Securities in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Securities received in the Exchange Offers.

                  (ii) As a condition to its participation in either Exchange Offer pursuant to the terms of this Agreement, each holder of Registrable Securities shall furnish, upon the request of the Issuer, prior to the consummation thereof, a written representation to the Issuer (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuer or the Guarantor, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in either Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such holders of Registrable Securities shall otherwise cooperate in the Issuer's and the Guarantor's preparations for the Exchange Offers. Each holder hereby acknowledges and agrees that any broker-dealer and any such holder, in either case, exchanging Registrable Securities in either Exchange Offer, in connection with the resale of Exchange Securities acquired in such Exchange Offer, (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such holder in exchange for Registrable Securities acquired by such holder directly from the Issuer.

         If the Issuer files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

         (b) At or before the Effective Time of the Exchange Offers or the Shelf Registration, as the case may be, the Issuer shall qualify the Indentures under the Trust Indenture Act.

         (c) In the event that such qualification would require the appointment of a new trustee under either or both of the Indentures, the Issuer shall appoint a new trustee thereunder pursuant to the applicable provisions of such Indenture or Indentures.

         (d) In connection with the Issuer's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Issuer shall, as soon as reasonably possible (or as otherwise specified):

                  (i) prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Issuer and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its reasonable best efforts to cause such Exchange Registration Statement to become effective and to consummate the Exchange Offer, as soon as practicable thereafter, but no later than 210 days after the Closing Date;

         (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

         (iii) promptly notify the Purchasers and their counsel and, with respect to clause C, E and F below only, any broker-dealer that has advised the Issuer or the Guarantor that it is entitled to a resale prospectus during the Resale Period, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer and the Guarantor contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Issuer or the Guarantor of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment thereto does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (iv) in the event that the Issuer would be required, pursuant to
Section 3(d)(iii)(F) above, to notify any broker-dealer entitled to a resale prospectus during the Resale Period, prepare and furnish without delay to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (vi) use its reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions in the United States as are contemplated by
         Section 2(a) no later than the commencement of the Exchange Offers, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Issuer nor the Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(vi), (2) consent to general service of process in any such jurisdiction, (3) become subject to any tax or (5) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                  (vii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offers and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                  (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

                  (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earning statement of the Issuer, the Guarantor and their subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder).

         (e) In connection with the Issuer's obligations with respect to the Shelf Registration, if applicable, the Issuer shall use its reasonable best efforts to cause the Shelf Registration to permit the disposition of the Registrable Securities by the holders thereof in accordance with the intended method or methods of disposition thereof provided for in the Shelf Registration Statement. In connection therewith, the Issuer shall, as soon as reasonably possible (or as otherwise specified):

                  (i) prepare and file with the Commission, as soon as practicable, a Shelf Registration Statement on any form which may be utilized by the Issuer and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use its reasonable best efforts to cause such Shelf Registration Statement to become or be declared effective as soon as practicable thereafter, but no later than 180 days after the Closing Date;

                  (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                  (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the holders thereof provided for in such Shelf Registration Statement;

                  (iv) provide (A) the holders of the Registrable Securities to be included in such Shelf Registration Statement, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof,
         (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the holders of such Registrable Securities the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                  (v) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Issuer's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(e)(iv) who shall certify to the Issuer that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Issuer as reasonably requested, and cause the officers, employees, counsel and independent certified public accountants of the Issuer to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person any information or records reasonably designated by the Issuer as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuer prompt prior written notice of such requirement), or (C) after the Effective Time and after having requested, without compliance, that the Issuer include such information in such Shelf Registration Statement or an amendment or supplement thereto, such information is required to be set forth in such Shelf Registration

         Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement thereto, as the case may be, complies with applicable requirements of the Federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (vi) promptly notify the selling holders of Registrable Securities, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer and the Guarantor contemplated by Section 3(e)(xv) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Issuer and the Guarantor of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (vii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                  (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (ix) upon request, furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in
         Section 3(e)(iv) an executed copy (or, in the case of a holder of Registrable Securities, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and, subject to Sections 2(a) and (b) and 3(e)(vi)(C), (E) and (F), the Issuer hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Issuer, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                  (x) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or, if a shorter period, for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Issuer nor the Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(e)(x), (2) consent to general service of process in any such jurisdiction, (3) become subject to any tax or (5) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                   (xi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether Federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

                  (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                  (xiii) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

                  (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and con tribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 20% aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that the Issuer shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Issuer shall have then engaged;

                  (xv) whether or not an agreement of the type referred to in
         Section 3(e)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of the Registrable Securities covered by such Shelf Registration and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Issuer and the Guarantor in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation of the Issuer, the Guarantor and their material subsidiaries; the qualification of the Issuer, the Guarantor and their material U.S. subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xiv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Registrable Securities; the absence of material legal or governmental proceedings involving the Issuer; the absence of a breach by the Issuer or any of its subsidiaries of, or a default under, material agreements binding upon the Issuer or any subsidiary of the Issuer; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(e)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indentures with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, subject to reasonable and customary limitations and exceptions; and, such counsel shall also state that, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and related footnotes and schedules and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Issuer addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such state ments included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least a 20% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Issuer or the Guarantor; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                  (xvi) notify in writing each holder of Registrable Securities of any proposal by the Issuer to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                  (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in the schedules thereto (or any successor thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

                  (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Issuer, the Guarantor and their subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder).

         (f) In the event that the Issuer would be required, pursuant to Section 3(e)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, as applicable, the Issuer shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Issuer pursuant to Section 3(e)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer, such holder shall deliver to the Issuer, (at the Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.



         (g) The Issuer may require each holder of Registrable Securities as to which any Shelf Registration pursuant to Section 2(b) is being effected to furnish to the Issuer such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Issuer may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (h) Until the expiration of two years after the Closing Date, the Issuer will not, and will not permit any of its "affiliates" (as defined in Rule
155) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

         5. Registration Expenses.

         The Issuer and the Guarantor, jointly and severally, agree to bear and to pay or cause to be paid promptly, upon request, all expenses incident to the Issuer's and the Guarantor's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(e)(x) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the holders of such Registrable Securities may designate, including any reasonable fees and disbursements of counsel for the selling holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of reproducing and distributing any underwriting agreements, agreements among underwriters, selling agreements and "Blue Sky" or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses of the Issuer and the Guarantor relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indentures, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses of the Issuer and the Guarantors (including all salaries and expenses of the Issuer's and the Guarantor's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Issuer and the Guarantor (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(e)(xvii) hereof (i) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with an Exchange Registration and a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered (which counsel shall be reasonably satisfactory to the Issuer), (j) any fees charged by securities rating services for rating the Securities and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuer or the Guarantor in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Issuer and the Guarantor, jointly and severally, shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. It is understood, however, that except as provided in this Section and in Section 6, the holders of the Registrable Securities being registered shall pay all of their own costs and expenses, including, but not limited to, all agency fees and commissions and under writing discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly, other than the counsel and experts specifically refereed to above).

5. Representations and Warranties.

         The Issuer and the Guarantor, jointly and severally, represents and warrants to, and agrees with, the Purchasers and each of the holders from time to time of Registrable Securities that:

                  (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(e) or
         Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(e)(vi)(F) or Section 3(d)(iii)(F) hereof until (ii) such time as the Issuer furnishes an amended or supplemented prospectus pursuant to Section 3(f) or Section 3(d)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(e) or Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of a holder of Registrable Securities expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of a holder of Registrable Securities expressly for use therein.

                  (c) The compliance by the Issuer and the Guarantor with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not (i) result in any violation of the provisions of the Memorandum and Articles of Association of the Issuer, the Memorandum of Association or Bye-laws of the Guarantor, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or the Guarantor or any of their subsidiaries is a party or by which the Issuer or the Guarantor or any of their subsidiaries is bound or to which any of the property or assets of the Issuer or the Guarantor or any of their subsidiaries is subject, nor (iii) will such action result in any violation of any existing statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer, the Guarantor or any of their subsidiaries or any of their properties except, in the case of clauses (ii) and (iii) above, such breaches or violations which would not, individually or in the aggregate, be reasonably likely to have a material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Issuer, the Guarantor and their subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such governmental agency is required for the issue and sale of the Securities or the consummation by the Issuer or the Guarantor of the transactions contemplated by this Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture, under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State or foreign securities or blue sky laws in connection with the offering and distribution of the Securities.

                  (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantor.

         6. Indemnification.

         (a) Indemnification by the Issuer and the Guarantor. The Issuer and the Guarantor, jointly and severally, will indemnify and hold harmless each of the holders of

Registrable Securities included in a registration statement filed pursuant to
Section 2(a) or 2(b) hereof, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer or the Guarantor to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by or on behalf of holders of Registrable Securities expressly for use therein;

         (b) Indemnification by the Holders and any Agents and Underwriters. The Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Issuer and the Guarantor, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer or the Guarantor or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by or on behalf of such holder or underwriter expressly for use therein, and (ii) reimburse the Issuer or the Guarantor for any legal or other expenses reasonably incurred by the Issuer or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities pursuant to such registration.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, and such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly noti fied, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) The obligations of the Issuer and the Guarantor under this Section 6 shall be in addition to any liability which the Issuer or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer and the Guarantor (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer or the Guarantor) and to each person, if any, who controls the Issuer or the Guarantor within the meaning of the Securities Act.

         7. Underwritten Offerings.

         (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuer.

         (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Rule 155.

         Each of the Issuer and the Guarantor covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 155 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 155 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commis-sion. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 155, the Issuer or the Guarantor, as applicable, shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9. Miscellaneous.

         (a) No Inconsistent Agreements. The Issuer represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

         (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of their respective obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of any other party under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuer or the Guarantor, to it at 767 Fifth Avenue, Suite 5300, New York, New York 10153, c/o RSL Communications, N. America, Inc., Attention: Avery Fischer, Esq. with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, Attention:
George Maguire, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by, all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Issuer shall so request, any such successor, assign or transferee shall acknowledge in writing that such successor, assign, or transferee will acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

         (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation

(or statement as to the results thereof) made by or on behalf of the Purchasers or any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of each Exchange Offer.

         (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAW OF THE STATE OF NEW YORK.

         (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

         (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indentures and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other holders whose Registrable Securities are not being tendered pursuant to such Exchange Offer may be given by the holders of at least a majority of the outstanding principal amount of Registrable Securities being tendered or registered.

         (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indentures and this Agreement) at the offices of the Issuer at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indentures.

         (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Issuer, the Guarantors and you.

                                        Very Truly Yours,


                                        RSL Communications PLC

                                        By: /s/ Itzhak Fisher
                                          ------------------------
                                                Name:
                                                Title:


                                        RSL Communications, Ltd.

                                        By: /s/ Itzhak Fisher
                                          -------------------------
                                                Name:
                                                Title:


                                        RSL COM U.S.A., Inc.

                                        By: /s/ Itzhak Fisher
                                          --------------------------
                                                Name:
                                                Title:




Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Lehman Brothers Inc.

By: /s/ Goldman, Sachs & Co.
  ----------------------------------
         (Goldman, Sachs & Co.)

On Behalf of Each of the Purchasers

                                                                     Exhibit A

                             RSL COMMUNICATIONS PLC
                            RSL COMMUNICATIONS, LTD.
                              RSL COM U.S.A., INC.


                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE](1)
                         -------------------------------


                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in RSL Communications PLC's (the "Issuer") $100,000,000 aggregate principal amount at maturity 12 7/8% Senior Notes due 2010 and (U)100,000,000 aggregate principal amount at maturity 12 7/8% Senior Notes due 2010 (collectively, the "Notes") are held. The Notes are unconditionally guaranteed as to payment of principal, interest and any other amounts due thereon (the "Notes Guarantees") by RSL Communications, Ltd. (the "Parent Guarantor") and RSL COM U.S.A., Inc. (the "Subsidiary Guarantor"). The Notes and the Notes Guarantees, collectively, are the "Securities".

                  The Issuer is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please
contact [             ] , Attention:

[                                                    ].

--------
(1) Not less than 28 calendar days from date of mailing.

                             RSL Communications PLC
                            RSL Communications, Ltd.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)


         Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), between RSL Communications PLC (the "Issuer"), RSL Communications, Ltd. (the "Parent Guarantor"), RSL COM U.S.A., Inc. (the "Subsidiary Guarantor") and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuer has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (the "Shelf Registration Statement") for the registration and resale under Rule 515 of the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer's $100,000,000 aggregate principal amount at maturity 12 7/8% Senior Notes due 2010 and (U)100,000,000 aggregate principal amount at maturity 12 7/8% Senior Notes due 2010 (collectively, the "Notes"). The Notes are unconditionally guaranteed as to payment of principal, interest and any other amounts due thereon (the "Notes Guarantees") by RSL Communications, Ltd. (the "Parent Guarantor") and RSL COM U.S.A., Inc. (the "Subsidiary Guarantor"). The Notes Guarantee together with the Notes are the "Securities". A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

                  Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Issuer's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

                  Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Furthermore, pursuant to the Exchange and Registration Rights Agreement, you may be liable to the Issuer, the Guarantors and other selling securityholders for any losses that result from inaccuracies or omissions in the information you are requested to provide herein. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

         The term "Registrable Securities" is defined in the Exchange and Registration Rights Agreement.

                                    ELECTION

                  The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

                  Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

                  The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

                           (a)     Full Legal Name of Selling Securityholder:

                        --------------------------------------------------------
                                (i) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item
                                        (3) below:
                        --------------------------------------------------------
                                (ii) Full Legal Name of DTC Participant (if applicable and if not the same as (i) above) Through Which Registrable Securities Listed in Item (3) below are
                                        Held:
                        --------------------------------------------------------
                           (b)     Address for Notices to Selling
                                   Securityholder:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

         Telephone:             ----------------------------

         Fax:                   ----------------------------

         Contact Person:        ----------------------------


                           (c)     Beneficial Ownership of Securities:

         Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

                                (i)     Principal amount of Registrable
                                        Securities beneficially owned:
                                                                      ----------

                  CUSIP No(s). of such Registrable Securities:
                                                              ------------------

                                (ii)    Principal amount of Securities other
                                        than Registrable Securities
                                        beneficially owned:

                  CUSIP No(s). of such other Securities:
                                                        ------------------------

                                (iii)   Principal amount of Registrable
                                        Securities which the undersigned
                                        wishes to be included in the Shelf
                                        Registration Statement:
                                                                ----------------

         CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
                                ------------------------------------------------

                           (d) Beneficial Ownership of Other Securities of the Issuer and the Guarantors:

         Except as set forth below in this Item (5), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuer or either Guarantor, other than the Securities listed above in Item (3).

         State any exceptions here:




                           (e)     Relationships with the Issuer and either
                                   Guarantor:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer or the Guarantor (or their predecessors or affiliates) during the past three years.

         State any exceptions here:




                           (f)     Plan of Distribution:

                  Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:





         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer and the Guarantor in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under
Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

                  (i)      To the Issuer and the Guarantors:

                                    (c/o RSL Communications, N. America, Inc.)
                                    RSL Communications PLC
                                    RSL Communications, Ltd.
                                    [                                 ]
                                    [                                 ]
                                    Attention:

                  (ii)     With a copy to:

                                    [                                          ]
                                    [                                          ]
                                    [                                          ]
                                    Attention:

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer 's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer, the Guarantor and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________



                                     ------------------------------------------
                                     Selling Securityholder
                                     Print/type full legal name of beneficial owner of Registrable Securities)

                                     By:
                                        ----------------------------------------
                                     Name:

                                     Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUER'S COUNSEL AT:

                  [                               ]
                  [                               ]
                  [                               ]
                  [                               ]

                                                                   Exhibit B

             NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

RSL Communications PLC
c/o Trustee

[                                         ]
[                                         ]
[                                         ]


Attention:  Trust Officer

                  Re:      RSL Communications PLC (the "Issuer")
                                    12 7/8% Senior Notes due 2010

Dear Sirs:

                  Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Issuer.

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ___________, 199_ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                                        Very truly yours,

                                                       ------------------------
                                                       (Name)

                                              By:      ________________________
                                                         (Authorized Signature)